UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

INTERNET BRANDS, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-33797	95-4711621
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 North Sepulveda Blvd., 11th Floor, El Segundo, CA  90245

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, including area code:  (310) 280-4000

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02—Results of Operations and Financial Condition

                On February 26, 2008, Internet Brands, Inc. (“Internet Brands”) issued a press release (the “Press Release”) and held a conference call to report its financial results for the quarter and year ended December 31, 2007.  The full text of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                The attached Press Release shall be considered “furnished” pursuant to this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference into any of Internet Brands’ reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

                Internet Brands has made reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 9.01—Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Press Release regarding fiscal results dated February 26, 2008.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2008	INTERNET BRANDS, INC.

	By:	/s/ Robert N. Brisco
Robert N. Brisco
Chief Executive Officer

EXHIBIT INDEX

99.1                           Press Release regarding fiscal results dated February 26, 2008.